UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 13, 2013

MID-AMERICA APARTMENT COMMUNITIES, INC.

Mid-America Apartments, L.P.

(Exact Name of Registrant as Specified in Charter)

Tennessee Tennessee	001-12762 333-190028-01	62-1543819 62-1543816
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6584 Poplar Avenue Memphis, Tennessee	38138
(Address of Principal Executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (901) 682-6600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On December 13, 2013, Mid-America Apartments, L.P. (“MAALP”), a Tennessee limited partnership and majority owned subsidiary of Mid-America Apartment Communities, Inc. (“MAA”), a Tennessee corporation and sole general partner of MAALP, completed a series of exchange offers (the “Exchange Offers”) pursuant to which it exchanged $154,235,000 aggregate principal amount of 6.25% Senior Notes due 2014, $169,161,000 aggregate principal amount of 5.50% Senior Notes due 2015 and $68,130,000 aggregate principal amount of 6.05% Senior Notes due 2016 (collectively, the “Existing Notes”) issued by Colonial Realty Limited Partnership, a Delaware limited partnership and wholly owned subsidiary of MAALP, for $154,235,000 aggregate principal amount of MAALP’s new 6.25% Senior Notes due 2014 (the “2014 Notes”), $169,112,000 aggregate principal amount of MAALP’s new 5.50% Senior Notes due 2015 (the “2015 Notes”) and $68,130,000 aggregate principal amount of MAALP’s new 6.05% Senior Notes due 2016 (the “2016 Notes” and together with the 2014 Notes and the 2015 Notes, the “Senior Notes”), plus approximately $975,000 in cash. The Senior Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold absent registration or an applicable exemption from registration under the Securities Act. All of the Existing Notes tendered into the Exchange Offers were cancelled in connection with the settlement of the Exchange Offers.

The 2014 Notes were issued pursuant to an indenture, dated as of December 13, 2013, among MAALP, MAA and U.S. Bank National Association, as the trustee (the “Trustee”) (the “2014 Notes Indenture”). The 2015 Notes were issued pursuant to an indenture, dated as of December 13, 2013, among MAALP, MAA and the Trustee (the “2015 Notes Indenture”). The 2016 Notes were issued pursuant to an indenture, dated as of December 13, 2013, among MAALP, MAA and the Trustee (the “2016 Notes Indenture” and, collectively with the 2014 Notes Indenture and the 2015 Notes Indenture, the “Indentures”).

The Senior Notes are senior unsecured obligations of MAALP and will rank equally in right of payment with all of MAALP’s other existing and future senior unsecured indebtedness. Interest on the 2014 Notes will accrue from, and including, December 15, 2013 and be payable on June 15, 2014, which will also be the maturity date for the 2014 Notes. Interest on the 2015 Notes will accrue from, and including, October 1, 2013 and be payable semiannually on April 1 and October 1 of each year, beginning on April 1, 2014. Interest on the 2016 Notes will accrue from, and including, September 1, 2013 and be payable semiannually on March 1 and September 1 of each year, beginning on March 1, 2014. In certain circumstances described below MAALP may be required to pay additional interest on the Senior Notes.

The Indentures contain certain covenants that, among other things, limit the ability of MAALP and its subsidiaries to incur secured and unsecured indebtedness if not in pro forma compliance with the following negative covenants: (1) total leverage not to exceed 60% of adjusted total assets, (2) secured leverage not to exceed 40% of adjusted total assets and (3) a fixed charge coverage ratio of at least 1.50 to 1. In addition, MAALP is required to maintain at all times unencumbered consolidated total assets of not less than 150% of the aggregate principal amount of its outstanding unsecured debt.

MAALP may redeem the Senior Notes, at its option and in its sole discretion, at any time or from time to time prior to maturity, in whole or in part, at a redemption price equal to the greater of (1) 100% of the principal amount of the Senior Notes being redeemed and (2) the sum of the present values of the remaining scheduled payments of principal of and interest thereon (exclusive of interest accrued to the applicable redemption date) discounted to the redemption date, on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at an adjusted treasury rate plus, with respect to the 2014 Notes and the 2015 Notes, 25 basis points, and, with respect to the 2016 Notes, 20 basis points, plus, in each case, accrued and unpaid interest thereon to, but not including, the applicable redemption date.

In connection with the issuance and sale of the Senior Notes, MAALP also entered into three separate registration rights agreements, each dated as of December 13, 2013, and each with J.P. Morgan Securities LLC, the dealer manager in the Exchange Offers (the “Registration Rights Agreements”).

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Under the Registration Rights Agreements, MAALP agreed to use commercially reasonable efforts to complete exchange offers registered under the Securities Act pursuant to which MAALP will offer to issue new exchange notes containing terms substantially similar in all material respects to the Senior Notes (except that the exchange notes will not contain terms with respect to transfer restrictions or any increase in annual interest rate) in exchange for the Senior Notes. MAALP also agreed, if it determines that a registered exchange offer is not available or specified other circumstances occur, to use commercially reasonable efforts to file and have become effective a shelf registration statement relating to resales of the Senior Notes. MAALP will be obligated to pay additional interest of up to 0.50% per annum on the Senior Notes if it does not complete the exchange offers within 270 days after the issue date of the Senior Notes and in other specified circumstances.

The descriptions set forth above in this Item 1.01 are qualified in their entirety by the Indentures, the three forms of Senior Notes and the Registration Rights Agreements, copies of which are filed with this Current Report on Form 8-K as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5, 4.6, 4.7, 4.8 and 4.9, respectively.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information required by Item 2.03 relating to the Senior Notes and the Indentures is contained in Item 1.01 above and is incorporated herein by reference.

Item 8.01 Other Events

On December 13, 2013, MAA issued a press release announcing the final results and settlement of the Exchange Offers and related consent solicitations. A copy of this press release is filed as Exhibit 99.1 to this report and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.
Exhibit No.	Description

4.1	Indenture governing 6.25% Senior Notes due 2014, dated December 13, 2013, by and among Mid-America Apartments, L.P., Mid-America Apartment Communities, Inc. and U.S. Bank National Association.
4.2	Indenture governing 5.50% Senior Notes due 2015, dated December 13, 2013, by and among Mid-America Apartments, L.P., Mid-America Apartment Communities, Inc. and U.S. Bank National Association.
4.3	Indenture governing 6.05% Senior Notes due 2016, dated December 13, 2013, by and among Mid-America Apartments, L.P., Mid-America Apartment Communities, Inc. and U.S. Bank National Association.
4.4	Form of 6.25% Senior Note due 2014 (included in Exhibit 4.1).
4.5	Form of 5.50% Senior Note due 2015 (included in Exhibit 4.2).
4.6	Form of 6.05% Senior Note due 2016 (included in Exhibit 4.3).
4.7	Registration Rights Agreement related to the 2014 Notes, dated December 13, 2013, between Mid-America Apartments, L.P. and J.P. Morgan Securities LLC.
4.8	Registration Rights Agreement related to the 2015 Notes, dated December 13, 2013, between Mid-America Apartments, L.P. and J.P. Morgan Securities LLC.
4.9	Registration Rights Agreement related to the 2016 Notes, dated December 13, 2013, between Mid-America Apartments, L.P. and J.P. Morgan Securities LLC.
99.1	Press release, dated December 13, 2013, announcing the final results and settlement of the exchange offers and related consent solicitations relating to notes previously issued by Colonial Realty Limited Partnership.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 19, 2013	MID-AMERICA APARTMENT COMMUNITIES, INC.

	By:	/s/ Albert M. Campbell, III
	Name:	Albert M. Campbell, III
	Title:	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Mid-America Apartments, L.P.

By: Mid-America Apartment Communities, Inc., its general partner

By:	/s/ Albert M. Campbell, III
Name:	Albert M. Campbell, III
Title:	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

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EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture governing 6.25% Senior Notes due 2014, dated December 13, 2013, by and among Mid-America Apartments, L.P., Mid-America Apartment Communities, Inc. and U.S. Bank National Association.
4.2	Indenture governing 5.50% Senior Notes due 2015, dated December 13, 2013, by and among Mid-America Apartments, L.P., Mid-America Apartment Communities, Inc. and U.S. Bank National Association.
4.3	Indenture governing 6.05% Senior Notes due 2016, dated December 13, 2013, by and among Mid-America Apartments, L.P., Mid-America Apartment Communities, Inc. and U.S. Bank National Association.
4.4	Form of 6.25% Senior Note due 2014 (included in Exhibit 4.1).
4.5	Form of 5.50% Senior Note due 2015 (included in Exhibit 4.2).
4.6	Form of 6.05% Senior Note due 2016 (included in Exhibit 4.3).
4.7	Registration Rights Agreement related to the 2014 Notes, dated December 13, 2013, between Mid-America Apartments, L.P. and J.P. Morgan Securities LLC.
4.8	Registration Rights Agreement related to the 2015 Notes, dated December 13, 2013, between Mid-America Apartments, L.P. and J.P. Morgan Securities LLC.
4.9	Registration Rights Agreement related to the 2016 Notes, dated December 13, 2013, between Mid-America Apartments, L.P. and J.P. Morgan Securities LLC.
99.1	Press release, dated December 13, 2013, announcing the final results and settlement of the exchange offers and related consent solicitations relating to notes previously issued by Colonial Realty Limited Partnership.

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